                                                                    EXHIBIT 10.2


                               GUARANTY OF PAYMENT


      THIS GUARANTY OF PAYMENT (this "Agreement") is made this 8th day of May, 2001, by SUNRISE ASSISTED LIVING, INC., a corporation organized under the laws of the State of Delaware (the "Guarantor") in favor of CHEVY CHASE BANK, F.S.B., a federal savings bank, its successors and assigns (the "Lender").


      IN ORDER to induce the Lender to make a loan of $8,100,000 (the "Loan") to Sunrise Fairfax Assisted Living, L.L.C., a limited liability company organized under the laws of the Commonwealth of Virginia (the "Borrower") and in connection therewith to accept a Deed of Trust Note in the original principal amount of $4,000,000 and a Deed of Trust Note in the original principal amount of $4,100,000 (collectively, the "Note") and a Deed of Trust, Assignment, Security Agreement and Fixture Filing (the "Deed of Trust") securing the aggregate principal sum of $8,100,000, each dated of even date herewith, made by the Borrower, the Guarantor hereby covenants and agrees with the Lender as follows:

      1.    Guaranty.


      The Guarantor hereby unconditionally and irrevocably guarantees to the
Lender: (a) the due and punctual payment in full (and not merely the collectibility) of the principal of the Note and the interest thereon, in each case when due and payable, whether on any installment payment date or at the stated or accelerated maturity, all according to the terms of the Note and the Deed of Trust; (b) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or secured by, the Note, the Deed of Trust or any other document evidencing or securing the Loan (together with the Note and the Deed of Trust, the "Financing Documents"); (c) the due and punctual performance of all of the other terms, covenants and conditions contained in the Note and the other Financing Documents, on the part of the Borrower or any subsequent owner of the property more particularly described in the Deed of Trust (the "Property") to be performed.

      2.    Guaranty Unconditional.


      The Guarantor expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor, except as specifically set forth herein, and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder: (a) waive compliance with, or any defaults under, or grant any other indulgences with respect to, the Financing Documents; (b) modify, amend, change or terminate any provisions of the Financing Documents; (c) grant extensions or renewals of or with respect to the Note or the other Financing Documents; (d) effect any release, subordination, compromise or settlement in connection with the Note and the other Financing Documents; (e) agree to the substitution, exchange, release or other disposition of all or any part of the Property, or any other collateral for the Loan; (f) make advances for the purpose of performing any term or covenant contained in any of the Financing Documents with respect to which the Borrower or the then owner of the Property shall be in default; (g) assign or otherwise transfer the Financing Documents or this Agreement or any interest therein or herein; (h) deal in all respects with the Borrower or the then owner of the Property as if this Agreement were not in effect; and (i) effect any release, compromise or settlement with any other guarantor. The obligations of the
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Guarantor under this Agreement shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Note or the Deed of Trust, or any security given therefor or in connection therewith, or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

      3.    Guaranty Primary.


      The obligations and liability of the Guarantor under this Agreement shall be primary, direct and immediate; shall not be conditional or contingent upon pursuit by the Lender of any remedies it may have against the Borrower with respect to the Financing Documents, whether pursuant to the terms thereof or by law; and shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Guarantor may have against the Borrower, the Lender or any other guarantor. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Borrower and/or the then owner of the Property, or to sell at foreclosure or otherwise pursue or exhaust its remedies against the Property or any part thereof and/or against the Borrower or the then owner of the Property, before, simultaneously with or after enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Borrower and/or the then owner of the Property or in separate actions, as often as the Lender may deem advisable.

      4.    Waivers by Guarantor.


      The Guarantor hereby unconditionally and irrevocably waives: (a) presentment and demand for payment of the principal of or interest on the Note and protest of non-payment; (b) notice of acceptance of this Agreement and of presentment, demand and protest; (c) notice of any default under this Agreement or any of the Financing Documents and notice of all indulgences; (d) demand for observance, performance, or enforcement of any terms or provisions of this Agreement or any of the Financing Documents; (e) any right or claim of right to cause a marshalling of the assets of the Borrower; and (f) all other notices and demands otherwise required by law which the Guarantor may lawfully waive.

      5.    Reimbursement for Expenses.


      If the Lender shall commence any action or proceeding for the enforcement of this Agreement, the Guarantor shall reimburse the Lender promptly upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

      6.    Acceleration.


      Anything in this Agreement or in any of the Financing Documents to the contrary notwithstanding, the Lender, at its option, may, as to the Guarantor, accelerate the indebtedness evidenced and secured by the Financing Documents in the event of: (a) the making by the Guarantor of an assignment for the benefit of creditors; (b) the appointment of a custodian for the Guarantor, or for any property of the Guarantor; (c) the commencement of any proceeding by the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute; or (d) the commencement of any proceeding against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute which is not discharged or dismissed within ninety (90) days


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after institution thereof; or (e) the termination, dissolution, liquidation, consolidation, reorganization or merger of the Guarantor, without the prior written consent of the Lender.

      7.    Subordination; Subrogation.


      If the Guarantor shall advance any sums to the Borrower or if the Borrower shall hereafter become indebted to the Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Lender under the Financing Documents. Nothing herein contained shall be construed to give the Guarantor any right of subrogation in and to the Note or the Deed of Trust or all or any part of the Lender's interest therein, until all amounts owing to the Lender shall have been paid in full. Notwithstanding any provision of this Paragraph to the contrary, if the Guarantor is or becomes an "insider" (as defined from time to time in Section 101 of the Federal Bankruptcy Code) with respect to the Borrower, then the Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, reimbursement or any similar rights against the Borrower with respect to this Agreement, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties hereto that the Guarantor shall not be deemed to be a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code) of the Borrower by reason of the existence of this Agreement in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code.

      8.    Representations and Warranties.


      The Guarantor represents and warrants to the Lender as follows:

            (a) Good Standing. The Guarantor (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

            (b) Power and Authority. The Guarantor has full corporate power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party and to incur and perform the Obligations (as defined in the Deed of Trust) whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Guarantor, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Guarantor, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance by the Guarantor of the Obligations.

            (c) Binding Agreements. This Agreement and the other Financing Documents executed and delivered by the Guarantor have been properly executed and delivered and constitute the valid and legally binding obligations of the Guarantor and are fully enforceable against the Guarantor in accordance with their respective terms.

            (d) No Conflicts. Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by


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the Guarantor nor the consummation of the transactions contemplated by this
Agreement will conflict with, violate or be prevented by (i) the charter or bylaws of the Guarantor, (ii) any existing mortgage, indenture, contract or agreement binding on the Guarantor or affecting its property, or (iii) any Laws.

            (e) Compliance with Laws. The Guarantor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator or any Governmental Authority affecting the Guarantor or its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Guarantor.

            (f) Litigation. There are no proceedings, actions or investigations pending or, so far as the Guarantor knows, threatened before or by any court, arbitrator or any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Guarantor, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Guarantor.

            (g) Financial Condition. The financial statements of the Guarantor dated December 31, 2000, are complete and correct and fairly present the financial position of the Guarantor and the results of its operations and transactions in its surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent, of the Guarantor as of the date of such financial statements that are not reflected therein or in the notes thereto. There has been no adverse change in the financial condition or operations of the Guarantor since the date of such financial statements and to the Guarantor's knowledge no such adverse change is pending or threatened. The Guarantor has not guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements. The representations and warranties contained in this Section shall also cover financial statements furnished from time to time to the Lender pursuant to the Deed of Trust.

            (h) Full Disclosure. The financial statements referred to in Section 8(g), and the statements, reports or certificates furnished by the Guarantor in connection with this Agreement (i) do not contain any untrue statement of a material fact and (ii) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Guarantor which the Guarantor has not disclosed to the Lender in writing prior to the date of this Agreement which materially and adversely affects or in the future could, in the reasonable opinion of the Guarantor materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Guarantor.


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            (i) Financial Interest. Financial Interest. The Guarantor will derive a benefit from the credit facilities extended to and the Obligations incurred by the Borrower, and hereby waives any claim that the Lender violated the Equal Credit Opportunity Act (15 U.S.C. 1691 et seq.) in connection with the Loan, any of the Financing Documents or any of the other Obligations or security for any obligation which is the subject thereto.

      9.    Covenants.

            (a) The Guarantor covenants and agrees that until the Obligations are repaid in full the Guarantor shall at all times directly or indirectly own fifty percent (50%) or more of the membership interests of the Borrower and be the managing member of the Borrower.

            (b) The Guarantor covenants and agrees that until the Obligations are repaid in full the Guarantor or an entity controlled by Guarantor shall operate and manage the Property.

            (c) The Guarantor shall maintain, on a consolidated basis with all subsidiaries, at all times during the term of the Loan measured quarterly beginning with the quarter ending June 30, 2001, a minimum Tangible Net Worth of not less than the sum of $274,291,969 as of December 31, 2000 plus fifty percent (50%) of the Guarantor's net income (if positive) for each subsequent quarter. "Tangible Net Worth" means, at any time, the sum at such time of Net Worth (as defined by generally accepted accounting principles) plus the dollar amount of the leasehold value associated with the properties which are the subject of the synthetic lease transactions (which leasehold value would otherwise be categorized as an intangible asset on the financial statements of the Guarantor), less the total of (i) all assets which would be classified as intangible assets under generally accepted accounting principles, including goodwill (except for deferred taxes recorded as goodwill and except for the goodwill purchased in connection with the acquisition of Karrington Health, Inc.) which shall be included in Tangible Net Worth), trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (ii) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Lender prior to the date of this Agreement, (iii) the amount of all loans and advances to, or investments in, any person or entity, excluding (x) cash equivalents and deposit accounts maintained by the Guarantor with any financial institution (y) certain mortgage revenue bonds issued by the Bucks County, Pennsylvania Industrial Development Authority and (z) investments of less than $2,500,000 individually (not to exceed $10,000,000 in the aggregate), and (iv) advances or loans made to or receivables from any unconsolidated affiliates (excluding subordinated debt or loans of unconsolidated subsidiaries and affiliates of Guarantor which are parties to development and management contracts with Sunrise Development, Inc. and Sunrise Assisted Living Management, Inc.) of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate.

            (d) The Guarantor shall maintain at all times, on an individual basis (not consolidated with its subsidiaries), cash, cash equivalents and readily marketable securities ("Liquid Assets") at all times equal to not less than $25,000,000.

      10.   Financial Statements.


      The Guarantor shall provide to the Lender,


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            (a) As soon as available, but in no event more than one hundred twenty (120) days after the close of each of the Guarantor's fiscal years, a copy of the Guarantor's 10K report.

            (b) As soon as available, but in no event more than forty-five (45) days after the end of each fiscal quarter, a copy of the Guarantor's 10Q report.


      The Guarantor also agrees to provide the Lender with such other financial information at such other times as may be reasonably requested by the Lender.

      11.   Arbitration and Waiver of Jury Trial

            (a) This paragraph concerns the resolution of any controversies or claims between the Guarantor and the Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Agreement; (collectively a "Claim").

            (b) At the request of the Guarantor or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this Agreement provides that it is governed by the law of a specified state.

            (c) Arbitration proceedings will be determined in accordance with the Act, the rules and procedures for the arbitration of financial services disputes of J.A.M.S./Endispute or any successor thereof ("J.A.M.S."), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

            (d) The arbitration shall be administered by J.A.M.S. and conducted in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the State of Maryland. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety (90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

            (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on J.A.M.S. under applicable J.A.M.S. rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

            (f) This paragraph does not limit the right of the Guarantor or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff;
(ii) initiate judicial or non-


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judicial foreclosure against any real or personal property collateral; (iii)
exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

            (g) By agreeing to binding arbitration, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim. Furthermore, without intending in any way to limit this Agreement to arbitrate, to the extent any Claim is not arbitrated, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of such Claim. This provision is a material inducement for the parties entering into this Agreement.

      12.   Governing Law.


      The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

      13.   Consent to Jurisdiction.


      The Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to whose jurisdiction the Guarantor is subject, by a suit upon such judgment provided that service of process is effected upon the Guarantor in a manner specified in this Agreement or as otherwise permitted by applicable law.

      14.   Service of Process.


      The Guarantor hereby irrevocably designates and appoints James S. Pope of 5011 Wyandot Court, Bethesda, Maryland, 20816, as its authorized agent to accept and acknowledge on its behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Agreement in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Guarantor shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.


      The Guarantor hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address designated herein and (b) serving a copy thereof upon the agent, hereinabove designated and appointed by the Guarantor as the Guarantor's agent for service of process. The Guarantor irrevocably agrees that such service shall be deemed in every respect to be effective service of process in any such suit, action, or proceeding. Nothing in this Agreement shall affect the right of the Lender to serve process in


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any manner otherwise permitted by law and nothing in this Agreement will limit the right of the Lender otherwise to bring proceedings against the Guarantor, in the courts of any other appropriate jurisdiction or jurisdictions.

      15.   WAIVER OF JURY TRIAL.


      THE GUARANTOR AND THE LENDER HEREBY, JOINTLY AND SEVERALLY, WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE GUARANTOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) THE LOAN OR (C) THE OTHER FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR HEREBY REPRESENTS AND WARRANTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      16.   Voidable Preference; Fraudulent Conveyance.


      If at any time any payment, or portion thereof, made by, or for the account of, the Guarantor on account of any of the obligations and liabilities hereunder is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its properties or assets, the Guarantor hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

      17.   Notices.


      Notice, demand, request or other communication which either party may desire to give to the other with respect to this Agreement, shall be deemed to have been properly given if in writing and delivered by hand, sent by overnight courier or mailed by certified mail, postage prepaid, addressed as follows:

            Lender:                       Chevy Chase Bank, F.S.B.
                                          9th Floor
                                          8401 Connecticut Avenue
                                          Chevy Chase, Maryland 20815
                                          Attention:  Richard Amador
                                                      Vice President


            If to the Guarantor, at:      Sunrise Assisted Living, Inc.
                                          7902 Westpark Drive
                                          McLean, Virginia 22102
                                          Attention:  James S. Pope


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            With a Courtesy Copy to:      Wayne G. Tatusko, Esquire
                                          Watt, Tieder, Hoffar & Fitzgerald
                                          7929 Westpark Drive
                                          McLean, Virginia 22102

      Any of the parties hereto may designate a change of address by notice in writing to the other parties. Whenever in this Agreement the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

      18.   Remedies Cumulative.


      All rights and remedies afforded to the Lender by reason of this Agreement, the Financing Documents, or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. Every right, power and remedy given by this Agreement to the Lender shall be concurrent and may be pursued separately, successively or together against the Guarantor; and each such right, power and remedy may be exercised from time to time as often as the Lender may deem expedient. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly signed by the Lender. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or any other right or remedy.

      19.   Severability.


      If any provision (or any part of any provision) contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal or unenforceable.

      20.   Successors and Assigns.


      This Agreement shall inure to the benefit of, and be enforceable by, the Lender and its successors and assigns as holder of the Note, and shall be binding upon, and enforceable against, the Guarantor and its heirs, personal representatives, successors and assigns.


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      WITNESS the signature and seal of the Guarantor as of the day and year first above written.

WITNESS OR ATTEST:                  SUNRISE ASSISTED LIVING, INC.


 /s/ Jay Beckhorn                   By: /s/ Thomas B. Newell      (SEAL)
----------------------------           ---------------------------
                                       Thomas B. Newell
                                       President


 /s/ Jay Beckhorn                   By:/s/ Christian B. A. Slavin (SEAL)
----------------------------           ---------------------------
                                       Christian B. A. Slavin
                                       Executive Vice President


COMMONWEALTH OF VIRGINIA, COUNTY OF FAIRFAX, TO WIT:

      I HEREBY CERTIFY, that on this ____ day of May, 2001, before me, the undersigned Notary Public of said Commonwealth, personally appeared Thomas B. Newell, who acknowledged himself to be the President of Sunrise Assisted Living, Inc., a corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said corporation by signing the name of the corporation by himself as President.

      WITNESS my hand and Notarial Seal.


                                    /s/ Lisa B. Rosenblum
                                    ------------------------------
                                    Notary Public

My Commission Expires:


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COMMONWEALTH OF VIRGINIA, COUNTY OF FAIRFAX, TO WIT:

      I HEREBY CERTIFY, that on this ____ day of May, 2001, before me, the undersigned Notary Public of said Commonwealth, personally appeared Christian B.
A. Slavin, who acknowledged himself to be the Executive Vice President of Sunrise Assisted Living, Inc., a corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said corporation by signing the name of the corporation by himself as Executive Vice President.

      WITNESS my hand and Notarial Seal.


                                    /s/ Lisa B. Rosenblum
                                    ------------------------------
                                    Notary Public

My Commission Expires:


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